UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 22, 2022

TRIUMPH GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12235	51-0347963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

899 Cassatt Road, Suite 210,
Berwyn, Pennsylvania	19312
(Address of principal executive offices)	(Zip Code)

(610) 251-1000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	TGI	New York Stock Exchange
Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

Effective September 22, 2022, Cynthia M. Egnotovich was named to the Board of Directors of Triumph Group, Inc. (the “Company”) as an independent member of the Board of Directors. With this addition, the Company’s board has nine directors.

Ms. Egnotovich most recently served as President of Aerospace Systems Customer Service at United Technologies Corporation (“UTC”), a multinational conglomerate, until her retirement in November 2013. Prior to joining UTC, she held various leadership roles of increasing significance at Goodrich Corporation, an aerospace manufacturer which was acquired by UTC in 2012. Ms. Egnotovich is an experienced director, currently serving also on the Board of Directors of Hexcel Corporation, an industrial materials company, since January 2015. She served as Chair and member of the Board of Directors of Welbilt, Inc., a global manufacturer of food service equipment, from 2016 until July of 2022, when it was acquired by Ali Holding S.r.l. From 2008 to 2016, she served on the Board of Directors of The Manitowoc Company. Ms. Egnotovich received a Bachelor of Science in Biology from Immaculata University and a Bachelor of Business Administration in Accounting from Kent State University.

There are no related person transactions between the Company or any of its subsidiaries and Ms. Egnotovich.

Ms. Egnotovich will receive the cash compensation paid to the Company’s non-employee directors, pro-rated for fiscal 2023. Reference is made to the Company’s non-employee director compensation program referenced as Exhibit 10.4 to the Company’s Annual Report on Form 10-K for the year ended March 31, 2022, for a description of the compensation program.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 27, 2022	TRIUMPH GROUP, INC.

		By:	/s/ Jennifer H. Allen
Jennifer H. Allen
Chief Administrative Officer and Senior Vice President, General Counsel and Secretary